SUPERSENZOR
                          DIRECTED FAST NEUTRON SYSTEM
                            FOR LANDMINE CONFIRMATION

              Bogdan C. Maglich, Tsuey-Fen Chuang, Christian Druey,
                           Mu Young Lee and G.W. Kamin

                     HiEnergy Technologies, Irvine, CA, USA
                                  George Miller
                    University of California, Irvine, CA, USA

Supported in part by the U.S. Army's RDECOM Night Vision and Electronic Sensors Directorate through the Dept. of Defense Small Business Innovation Research program.


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IMAGE NO. 1

The key components of the SuperSenzor system which utilizes directed fast neutrons to interrogate hidden targets



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IMAGE NO. 2       Under  certain test  conditions,  MiniSenzor  (non-directional fast neutrons) is able to IDENTIFY 5 kg of explosive simulant buried under 2" of soil.

IMAGE NO. 3       Ongoing  tests for US Army as part of  HiEnergy's  contract to develop an anti-tank land-mine confirmation sensor.

IMAGE NO. 4       Ultimate  device will  incorporate a  SuperSenzor  on a mobile platform.

HiEnergy Technologies, Inc. MINISENZOR
Landmine Detection Tests at University of California, Irvine. December 2002



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                           FAST NEUTRON ANALYSIS (FNA)

                     o Inelastic scattering of fast neutrons
                       o Measurement of prompt gamma rays

                        ASSOCIATED PARTICLE IMAGING (API)
                     o Alpha-particle tagging of gamma rays
                         (a virtual "beam" of neutrons)

                          IMPROVED API - SUPERSENZOR
                                  o Real-time
                               o Field deployable
                        o A truly STOICHIOMETRIC system


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SuperSenzor is directional - analyzes gamma rays from target only

IMAGE NO. 5



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SuperSenzor is directional - analyzes gamma rays from target only

IMAGE NO. 6



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SuperSenzor is directional - analyzes gamma rays from target only

IMAGE NO. 7

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                                   Portability

IMAGE NO. 8



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                    COMPARISON OF "DIRECTIONAL" FNA SYSTEMS:
                         SUPERSENZOR API VS. ANCORE PFNA

EXPLOSIVE DETECTION BY ANCORE-SAIC versus EXPLOSIVE DETECTION BY HIENERGY

IMAGE NO. 9



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          Spectra of cocaine hydrochloride with NAI (black contours) by
        Argonne National Laboratory versus HPGe (blue peaks) by HiEnergy

IMAGE NO. 10



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                              ON-LINE STOICHIOMETRY
                 Graphical Display of 3-Element (C,N,O) Analysis
                       Reveals Empirical Chemical Formula

IMAGE NO. 11



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                        VALIDATION OF HIENERGY'S SYSTEMS

o        SuperSenzor in the laboratory

         -        Cocaine hidden in rice (with US Customs)

         -        Explosive filler in artillery shell

         -        Distinguishing Anthrax from Yeast (DARPA)

o        Minisenzor in the field

         -        UXO filler* identification for US Navy

         -        Land mine tests at UC Irvine

* actual explosive filler material - other tests and demonstrations were performed with suitable simulants



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IMAGE NO. 12

                           ARTILLERY SHELL FILLER TEST

                       SuperSenzor distinguishes an empty artillery shell
IMAGE NO. 13           from one containing an explosive simulant.

                       SuperSenzor correctly deciphers the chemical formula of the explosive simulant.



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IMAGE NO. 14

Non-portable API Neutron Generator with 8 kW Power Supply



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IMAGE NO. 15               Artillery  shell  suspended in air with  polyethylene
                           shielding And HPGe gamma ray detector



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IMAGE NO. 16

Graphical representation of results from SuperSenzor interrogation of artillery shell



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                      ARTILLERY SHELL FILLER IDENTIFICATION
                         TEST OF NON-PORTABLE API SYSTEM

o        5 kg of explosive simulant (urea)
o        Distance of 1 meter (in air) o Actual formula: C1N2O1
o        Experimental results: C1.08(+/-0.09)N1.95(+/-0.17)O1.00(+/-0.20)
o Estimated detection speeds for portable SuperSenzor (5 kg in soil): 10 ~ 300 seconds (40x faster than above)



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                         PORTABLE API NEUTRON GENERATOR

IMAGE NO. 17

10/8/ NEUTRONS/S (CONTINUOUS BEAM)
ACCELERATING VOLTAGE: <100KV
MASS (INCLUDING HV POWER SUPPLY): 22 KG
LENGTH: 1 M POWER: 75 WATTS (24V DC)



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IMAGE NO. 18               ELECTRIC COOLING OF DETECTORS

                           First Generation:
                           One detector (<90% eff.)
                           300 Watts
                           Non-portable (shown)

                           Second Generation:
                           Up to 4 detectors
                           300 Watts
                           Portable (Fall 2003)

                           Third Generation
                           One detector
                           20 Watts



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IMAGE NO. 19               ELECTRONICS

                           Prototype:
                           Rack mounted NIM logic.
                           300 Watts
                           DSP for gamma-ray pulse
                           height analysis.
                           Single-pixel (voxel).

                           Production:
                           Integrated logic and pulse
                           analysis on a single lowpower
                           PC board with multivoxel
                           imaging capability.



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                                   SUPERSENZOR
                               ONGOING DEVELOPMENT

o        First  field  tests of  portable  SuperSenzor

o        Robust data analysis  algorithms

o        System   integration   (software  and/or  hardware)  with  miniaturized
         electronics

o        Faster   detection   times  due  to  improved  DSP

o        Ruggedized  and  standardized  HPGe  detectors

o        Elimination  of liquid  nitrogen  cooling

o        Multiple HPGe gamma ray detectors

o        Multi-voxel,  3D chemical  imaging  capability

o        Optimized radiation shielding for field use

o        Remote-controlled vehicle platform